UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


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                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
	  PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)
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                (Name of Registrant(s) as Specified In Its Charter)

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                                     [LOGO]

                                                                August 18, 2023

                  PIONEER DIVERSIFIED HIGH INCOME FUND, INC.
                       PIONEER FLOATING RATE FUND, INC.
                        PIONEER HIGH INCOME FUND, INC.
                   PIONEER MUNICIPAL HIGH INCOME FUND, INC.
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.
            PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

DEAR FELLOW STOCKHOLDER:

As an investor in one or more of the above Pioneer Closed-End Funds ("Funds"), we have sent you proxy communications in connection with electing the Funds' nominees to the Board of Directors at the Annual Meeting of Stockholders scheduled to be held on September 12, 2023.

I am pleased to report that your fellow stockholders have responded and are showing support for your Funds' nominees. However, your shares remain unvoted. Please join your fellow investors by supporting the election of your highly qualified and experienced nominees. Please take a few moments to sign, date and mail the enclosed card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

                  [LOGO]  Vote by Phone by calling
                          1-833-406-5626 and speaking with a
                          proxy voting specialist today. Our
                          representatives are available
                          weekdays from 10 a.m. to 11 p.m.
                          Eastern time. You may also call the
                          toll-free number on the enclosed card
                          and follow the prompts.

                  [LOGO]  Vote by Internet by visiting the
                          internet address on the enclosed card
                          and following the instructions.

                  [LOGO]  Vote by Mail by completing, signing,
                          and dating the enclosed card and
                          returning it in the enclosed prepaid
                          return envelope.

Our proxy solicitor, Morrow Sodali Fund Solutions ("MSFS"), may call you to answer any questions you may have regarding the proxy and to assist you in voting. You can call MSFS at 1-833-406-5626 during normal business hours, Monday - Friday, 10:00a.m. - 11:00p.m., Eastern if you have any questions regarding the proxy.

Thank you in advance for your vote,

 [LOGO]

 LISA M. JONES
 PRESIDENT AND CHIEF EXECUTIVE OFFICER
 PIONEER FUNDS
                                                                  AAM_R2_0923